UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 31, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in New York, New York. At the Annual Meeting, stockholders voted:

•	To elect seven directors to serve on the Board for a one year term that expires at the 2018 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal.

Below are the voting results for the election of seven directors. All nominees were elected as directors with the following vote:

Nominee	For	Withheld
Ryan Eller	28,611,271	38,422
Emanuel R. Pearlman	28,536,895	112,798
Edmund Marinucci	28,620,931	28,762
Nancy A. Palumbo	28,621,080	28,613
Gregg Polle	28,366,057	283,636
Keith Horn	28,618,106	31,587
Gerard Ewe Keng Lim	28,536,863	112,830

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2017

EMPIRE RESORTS, INC.

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President and Chief Executive Officer

3